Exhibit 99.1

Interim Data Presentation From the ADVANCED - 2 Trial of TARA - 002 in BCG - Naïve NMIBC Patients Society Of Urologic Oncology Annual Meeting December 2025

Forward Looking Statements

Statements contained in this presentation regarding matters that are not historical facts are "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Protara may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “designed,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words or expressions referencing future events, conditions or circumstances that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such forward-looking statements include but are not limited to, statements regarding Protara’s intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things: Protara’s business strategy, including its development plans for its product candidates and plans regarding the timing or outcome of existing or future clinical trials (including the timing of any particular phases of such trials and the timing of the announcement of any data produced during such trials or phases thereof); statements related to expectations regarding interactions with the U.S. Food and Drug Administration (FDA); Protara’s financial position; statements regarding the anticipated safety or efficacy of Protara’s product candidates; and Protara’s outlook for the remainder of the year and future periods. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that contribute to the uncertain nature of the forward-looking statements include: risks that Protara’s financial guidance may not be as expected, as well as risks and uncertainties associated with: Protara’s development programs, including the initiation and completion of non-clinical studies and clinical trials and the timing of required filings with the FDA and other regulatory agencies; general market conditions; changes in the competitive landscape; changes in Protara’s strategic and commercial plans; Protara’s ability to obtain sufficient financing to fund its strategic plans and commercialization efforts; having to use cash in ways or on timing other than expected; the impact of market volatility on cash reserves; failure to attract and retain management and key personnel; the impact of general U.S. and foreign, economic, industry, market, regulatory, political or public health conditions; and the risks and uncertainties associated with Protara’s business and financial condition in general, including the risks and uncertainties described more fully under the caption “Risk Factors” and elsewhere in Protara's filings and reports with the United States Securities and Exchange Commission. All forward-looking statements contained in this presentation speak only as of the date on which they were made and are based on management's assumptions and estimates as of such date. Protara undertakes no obligation to update any forward-looking statements, whether as a result of the receipt of new information, the occurrence of future events or otherwise, except as required by law.

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2

Jesse Shefferman Co - founder, Director, Chief Executive Officer Jacqueline Zummo, PhD Co - founder, Senior Vice President, Chief Scientific Operations Officer Neal Shore, MD Medical Director, Carolina Urologic Research Center Introduction and TARA - 002 Overview Jesse Shefferman Review of Updated Data Leonardo Viana Nicacio, MD KOL Discussion Neal Shore, MD Regulatory Updates Jacqueline Zummo, PhD Closing Remarks Jesse Shefferman Q&A All © 2025 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute. | 3 Leonardo Viana Nicacio, MD Chief Medical Officer Agenda

Key Clinical and Regulatory Updates 4 TARA - 002 in NMIBC 1. Updated interim data from the Phase 2 ADVANCED - 2 trial of TARA - 002 in BCG - Naïve NMIBC patients • TARA - 002 demonstrated 72% CR rate at any time, 69% 6 - month landmark CR rate and 50% 12 - month landmark CR rate 1 • Favorable safety and tolerability profile observed with no Grade 3 or greater TRAEs 2. TARA - 002 has anticipated low burden on physicians & patients • No additional administration procedures or safety protocols required to date • Fast administration typically performed by nurse 3. Registrational BCG - Unresponsive cohort progressing • Remain on track to report interim results from approximately 25 six - month evaluable BCG - Unresponsive patients in Q1 2026 • Expect to complete enrollment of the BCG - Unresponsive cohort in 2H 2026 TARA - 002 for Non - Muscle Invasive Bladder Cancer (NMIBC) & Lymphatic Malformations (LMs) © 2025 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute. | 1 Referencing data from November 7, 2025, presented at SUO conference

Robust Late-Stage Pipeline

	Indication	Pre-Clinical	Phase 1	Phase 2	Phase 3	Status
ONCOLOGY						
TARA-002 ADV-2	CIS + Ta/T1 NMIBC BCG-Naïve[†]			**ADVANCED-2** (Cohort A)		**Fully enrolled**
TARA-002 ADV-2	CIS + Ta/T1 NMIBC BCG-Unresponsive			**ADVANCED-2** (Cohort B)		**Full enrollment expected 2H'26**
TARA-002	CIS + Ta/T1 NMIBC BCG-Naïve[1]				**BCG-Naïve RCT**	
TARA-002 NMIBC Expansion	HR NMIBC Ta / T1 PoC[2]			**ADVANCED-2** (Cohort E)		
TARA-002 Systemic Administration	HR NMIBC[2]			**ADVANCED-2** (Cohort C,D)*		
RARE DISEASES						
IV CHOLINE	Choline for parenteral support (PS) patients**				**THRIVE-3**	**Interim data expected 2H'26**
TARA-002	Lymphatic Malformations (LMs)***			**STARBORN-1**		**Regulatory feedback expected 1H'26 Full enrollment expected 2H'26**

*Currently in pre-clinical studies to define dosing and, once protocol is confirmed, expect to initiate P2 trial cohort.
**IV Choline granted Orphan Drug Designations by the U.S. FDA for the prevention and/or treatment of choline deficiency in patients on long-term PN and Fast Track Designation as a source of choline when oral or enteral nutrition is not possible, insufficient, or contraindicated.
***TARA-002 granted Rare Pediatric Disease Designation by the U.S. FDA and Orphan Drug Designation by the European Commission for the treatment of LMs.
[†]Trial also includes BCG-Exposed patients. [1]Subject to regulatory clearance [2]Potential expansion opportunity for NMIBC program

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Indicates potential clinical programs yet to be initiated

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TARA - 002 Lyophilized, Inactivated Group A Streptococcus pyogenes

TARA - 002 ignites both innate and adaptive immunity through dual TLR2/NOD2 activation, driving potent local anti - tumor / cystic responses via fully inactivated bacteria (1)(2)(3) © 2025 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute. | 7 1 Fujimoto T., et al. J Immunol. 1997: 5619; 2 Ryoma Y, et al. Anticancer Res. 2004; 3295 - 3298; 3 Zhao H, et al. Microbiol. Immunol. 1994; 183 - 190 TARA - 002: A Unique TLR2/NOD2 Agonist Derived From Streptococcus Pyogenes That Brings A New Immunologic Mechanism to NMIBC Beyond BCG

TARA-002 DEMONSTRATES DIFFERENTIATED PROFILE TO BCG

TARA-002 treatment promotes differential pro-inflammatory TH1-type cytokines than BCG in co-culture[1]

Cytokines	BCG	TARA-002
IFN-γ	---	+
TNF-α	+	+++
IL-12p70	=	+
IL-8	=	-
IL-6	+	+
IL-1β	+++	+++
IL-10	=	+
IL-4	+	+
IL-13	=	=
IL-2	--	--

TARA-002 Potent Immune Activation with a Distinct Cytokine Signature

- Distinct cytokine profile marked by strong TH1 activation (↑ IFN-γ, TNF-α, IL-12p70), defining an immune signature different from BCG
- Selectively downregulates IL-8, a cytokine linked to tumor recurrence and progression in NMIBC

= : No change
+ : 2- 5 fold upregulation
+++ : ≥ 15-fold upregulation
- : 2- 5 fold downregulation
-- : 5-14-fold downregulation
--- : ≥ 15-fold downregulation

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[1]Internal pre-clinical data.

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8

ADVANCED - 2 RESULTS IN BCG - NAÏVE PATIENTS SUO Poster Presentation © 2025 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute.

TARA-002 IN NMIBC: ADVANCED-2 CLINICAL TRIAL DESIGN

Primary endpoint of high-grade complete response (CR) at any time until 6 months; Key secondary endpoint of 12-month DOR

DAY 1 — MONTH 3 — MONTH 6 — MONTH 24 — MONTH 60

REGISTRATIONAL DESIGN*: BCG-Unresponsive (CIS ± Ta/T1)

Induction (N=100)
6 weekly instillations
→ **CR, Maintenance (months 3-24)**
3 weekly instillations every 3 months through month 18 and then at month 24
→ **Follow-up**

→ **Re-Induction (if eligible†)**
6 weekly instillations
→ **Maintenance (months 6-24)**
3 weekly instillations every 3 months^
→ **Follow-up**

BCG Naïve (CIS ± Ta/T1)

Induction (N=31)**
6 weekly instillations
→ **CR, Maintenance (months 3-24)**
3 weekly instillations every 3 months through month 18 and then at month 24
→ **Follow-up**

→ **Re-Induction (if eligible†)**
6 weekly instillations
→ **Maintenance (months 6-24)**
3 weekly instillations every 3 months^
→ **Follow-up**

CT.gov identifier: NCT05951179

Abbreviations: CR = complete response; CIS = carcinoma in situ
*Aligned with the FDA's 2024 BCG Unresponsive NMIBC: Developing Drugs and Biologics for Treatment Guidance for Industry.
**Enrollment complete
†Residual CIS and/or recurrence of HGTa; ^3 weekly instillations every 3 months through month 18 and then at month 24

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TARA - 002 Monotherapy Demonstrates 69% CR at 6 months and 50% CR at 12 Months in BCG - Naïve Participants 11 Abbreviations: CR = complete response High - grade CR is based on central pathology. Notes: Evaluable participants include those who had at least one dose of study drug before the response assessment time point and completed at least one response assessment; CR rates at each landmark time point include all participants who were either evaluable at that time point or had experienced disease progression or treatment failure prior to the scheduled visit ^ Participants enrolled under an earlier protocol version with 6 - month follow - up; therefore, they are not included in CR analyse s from Month 9 onward. Data cutoff: 7 November 2025 High - grade CR rate at any time (%) Landmark High - grade CR rate (%) Month 6 69.2 (18 of 26) Month 12 50.0 (7 of 14) © 2025 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute. | Source: Internal clinical data. 0 20 40 60 80 100 N = 29 72.4% 21 of 29

N = 31 Any Grade Grade 1 Grade 2 Grade 3 Grade 4/5 TRAEs, n (%) 8 (26) 8 (26) 1 (3) 0 0 TRAEs ≥5%, n (%) 17 (55) 15 (48) 2 (6) 0 0 Dysuria 4 (13) 4 (13) 0 0 0 Fatigue 4 (13) 3 (10) 1 (3) 0 0 Haematuria 2 (6) 2 (6) 0 0 0 SAEs, n (%) 4 (13) 0 1 (3) 4 (13) 0 Related SAEs, n (%) 0 0 0 0 0 TRAEs leading to Study Drug Withdrawal, n (%) 0 0 0 0 0 TRAE = treatment related adverse event; SAE = serious adverse event Severity of adverse event is based on NCI - CTCAE Version 5.0 or later. Data cutoff: 7 November 2025 TARA - 002 demonstrated a favorable safety and tolerability profile with no Grade 3 or greater TRAEs in BCG - naïve participants 12 © 2025 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute. |

13 TARA - 002 Target Product Profile Fits at the Intersection that NMIBC Patients and Urologists Prioritize © 2025 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute. | Safety & Tolerability Efficacy and Durability Ease - of - Use • Mild, self - limited local AEs • Predictable, well - characterized safety profile • Robust single agent activity • Competitive CR rates • Encouraging durability • Simple office - based IVe instillation • No viral handling, refrigeration or reconstitution complexity • Fits the urology workflows TARA - 002 IVe=intravesical

KOL DISCUSSION Neal Shore, MD Medical Director, Carolina Urologic Research Center

FDA Aligned with Us On Our Proposed BCG - Naïve Definition and Design 15 Reached alignment on Under discussion No BCG in comparator arm Definition of BCG - Naïve study population (never been exposed and those who have not received BCG within the last 24 - months and who are ineligible to receive BCG or contraindicated, cannot tolerate BCG, do not have access to BCG, or refuse BCG) CR rate at Month 6 and DOR as primary and key secondary endpoints, respectively Powered for superiority compared to intravesical chemotherapy Ongoing discussions of TARA - 002 in the BCG exposed population Finalizing approach to include broadest patient population © 2025 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute. |

CLOSING REMARKS 16

Q&A Jesse Shefferman Co - founder, Director, Chief Executive Officer Jacqueline Zummo, PhD Co - founder, Senior Vice President, Chief Scientific Operations Officer Neal Shore, MD Medical Director, Carolina Urologic Research Center © 2025 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute. | 17 Leonardo Viana Nicacio, MD Chief Medical Officer

THANK YOU

APPENDIX

Demographics Cohort A N = 31 Baseline Characteristics Cohort A N = 31 Age (years) ECOG PS, n (%) Mean (SD) 70.4 (10.29) 0 26/31 (83.9) Median (Min, Max) 71 (45, 89) 1 4/31 (12.9) Sex, n (%) 2 1/31 (3.2) Male 25/31 (80.6) 3 0 Female 6/31 (19.4) 4 0 Race, n (%) 5 0 American Indian or Alaska Native 0 Diagnosis, n (%) Asian 0 CIS (only) 18/31 (58.1) Black or African American 1/31 (3.2) CIS + Ta 9/31 (29.0) Native Hawaiian or Pacific Islander 0 CIS + T1 4/31 (12.9) White 29/31 (93.5) BCG Exposure, n (%) Other 0 Never exposed 24/31 (77.4) Not Reported 1/31 (3.2) BCG exposed >24 months 7/31 (22.6) Ethnicity, n (%) Hispanic 3/31 (9.7) Non - Hispanic 28/31 (90.3) Demographics and Baseline Characteristics in BCG - Naïve Participants Data cutoff: 7 November 2025 © 2025 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute